Priority (Nasdaq: PRTH) S u p p l e m e n t a l S l i d e s : S e c o n d Q u a r t e r 2 0 2 2 E a r n i n g s C a l l August 9, 2022 P R IO R IT Y T E C H N O L O G Y H O L D IN G S

P R IO R IT Y T E C H N O L O G Y H O L D IN G S DISCLAIMER Important Notice Regarding Forward-Looking Statements and Non-GAAP Measures This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, the expected returns and other benefits of the merger of Priority Technology Holdings, Inc.’s (“Priority”, “we”, “our” or “us”) with Finxera Holdings, Inc. (“Finxera”) to shareholders, expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, and our 2022 outlook and statements regarding our market and growth opportunities,. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. These forward-looking statements may include, but are not limited to, statements about the effects of the COVID-19 pandemic on our revenues and financial operating results. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K filed with the SEC on March 17, 2022 and our Quarterly Report on Form 10-Q filed with the SEC on May 11, 2022 . These filings are available online at www.sec.gov or www.PRTH.com. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements. Statements included in this presentation include non-GAAP financial measures, including: (i) Revenue Growth, (ii) EBITDA Growth Acceleration, (iii) Run-Rate PF Net Revenue, (iv) Run-Rate Organic PF Net Revenue Growth, (v) Integrated Revenue, (vi) Run-Rate PF Adj. EBITDA, (vii) PF Adj. EBITDA Growth, (viii) PF Adj. EBITDA Margins, (ix) PF Annual Free Cash Flow. Priority does not provide a reconciliation for projected non-GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items. Priority does not believe that a GAAP reconciliation would provide meaningful supplemental information about the Priority’s outlook. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Priority’s performance and financial condition as reported under GAAP and all other relevant information when assessing its performance or financial condition. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. 2

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 3 Second Quarter 2022 Highlights • Revenue of $166.4 million increased 33.1% from $125.0 million in Q2 2021 • Gross profit of $55.7 million increased 58.2% from $35.2 million in Q2 2021 • Gross profit margin of 33.5% increased 540 basis points from 28.1% in Q2 2021 • Operating income of $13.1 million increased 77.0% from $7.4 million in Q2 2021 • Adjusted EBITDA of $33.9 million increased 61.4% from $21.0 million in Q2 2021 Revenue, Gross Profit and Adjusted EBITDA (dollars in millions)

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 4 Year-to-Date 2022 Highlights • Revenue of $319.7 million increased 34.2% from $238.3 million in Q2 YTD 2021 • Gross profit of $107.4 million increased 61.3% from $66.6 million in Q2 YTD 2021 • Gross profit margin of 33.6% increased 560 basis points from 28.0% in Q2 YTD 2021 • Operating income of $23.9 million increased 100.8% from $11.9 million in Q2 YTD 2021 • Adjusted EBITDA of $64.2 million increased 64.6% from $39.0 million in Q2 YTD 2021 Revenue, Gross Profit and Adjusted EBITDA (dollars in millions)

PRIORITY – THE PAYMENTS POWERHOUSE

PRIORITY OVERVIEW

- Priority Technology Holdings, Inc. (NASDAQ:PRTH), is a payments technology company that leverages a purpose-built platform to enable clients to collect, store and send money.
- Priority delivers value to its partners by leveraging a native technology platform to embed payments and banking services into their core business platforms. Our approach is simple, we handle the complexities of payments and banking to free our partners to focus on their core business objectives. Priority provides end-to-end operational support including risk & underwriting, full compliance and customer service.

Priority's solutions are delivered via internally developed payment applications and services to the **SMB Payments**, **B2B Payments**, and **Enterprise Payments** business segments

- **SMB PAYMENTS**: Provides full-service acquiring and payment-enabled solutions for B2C transactions, leveraging Priority's proprietary software platform, distributed through ISOs, Direct Sales and vertically focused ISV Channels
- **B2B PAYMENTS:** Provides market-leading A/P automation solutions to corporations, software partners and industry leading financial institutions (including Citi, MasterCard, and AMEX)
- **ENTERPRISE PAYMENTS**: Provides embedded payment and banking solutions to enterprise customers to modernize legacy platforms and accelerate software partners' strategies to monetize payments

PRIORITY AT A GLANCE


REVENUE
In Millions
$650 - $665
$15
Guidance Range
$650
$515
$404
$372
2019
2020
2021
2022


ADJUSTED EBITDA
In Millions
65% of Gross Profit
$145 - $150
$5
Guidance Range
$145
62% of Gross Profit
$96
55% of Gross Profit
$70
47% of Gross Profit
$56
2019
2020
2021
2022

390K+ Consumer Bank Accounts

248k+ Active Merchants

$106B+ in LTM Payment Volume

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PRIORITY

PRIORTY ACQUIRING SMB	PRIORITY B2B B2B	ENTERPRISE PAYMENTS

PRIORITY COMMERCE API's (PASSPORT)

PASSPORT PLATFORM ARCHITECTURE (SHARED MACRO/MICRO SERVICES)

COMMERCE	BANKING	DATA SCIENCE
Card Processing • Compliance Card Issuing • Pay Fac	Virtual Accounts • Ledger • ACH/ACH+ • Compliance Check Processing /Recon • Bill Payments	Data Warehouse • Business Intelligence Data Science • Visualization

A NATIVE PLATFORM OF SHARED SERVICES DEPLOYED AS SIMPLE SET OF API'S TO COLLECT, STORE & SEND MONEY

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SMB PAYMENTS

MX™ CONNECT

MX™ Connect is Priority's powerful reseller CRM and business operating system for partners, powered through web and mobile applications

MX™ MERCHANT SUITE

MX™ Merchant Suite provides core processing and business solutions to SMB clients, which help better manage work functions and revenue performance

COMPARATIVE FINANCIAL PERFORMANCE[1]

Peer Group	YTD 2022 REVENUE GROWTH	YTD 2022 EBITDA GROWTH
Priority Technology[2]	34.2%	64.6%
Global Payments	7.5%	10.4%
FIS Global	7.6%	6.7%
Fiserv	10.0%	12.6%
Paysafe[3]	-2.6%	-8.2%

(1) Management calculations based on recent publicly available information
(2) Priority's organic revenue growth, excluding the acquisition of Finxera, was 19.6%.
(3) Paysafe's Q2 Revenue and YTD Growth Metrics are from Q1. Q2 Financials not released to date.

1,250+
PARTNER / RESELLER ACCOUNTS

4,500+
NEW MERCHANT ONBOARDS PER MONTH

80%+
PERCENT OF INTEGRATED OR SEMI-INTEGRATED REVENUE

248K+
MERCHCANT ACCOUNTS

702M+
ANNUAL TOTAL TRANSACTIONS

$66B+
ANNUAL CARD VOLUME PROCESSED

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B2B Payments

CPX provides market-leading A/P automation solutions to corporations, software partners and industry leading financial institutions

Overview

CPX offers a robust suite of payments solutions which helps to ease reconciliation, reporting and payments for buyers and suppliers

- Named as CFO Tech Outlook Top 10 Accounts Payable Solution
- Minimal to no upfront investment required
- Purpose-built to automate and integrate every payment method including cards, check and ACH
- Generate interchange from issuing virtual and physical credit cards; and managed service fees
- Integration into any ERP system
- Direct Fed terminal
- Supplier wallet

CPX®

75K
SUPPLIERS ENROLLED

$33B
ISSUING VOLUME (ANNUAL) ENROLLED

46
FINANCIAL INSTITUTIONS SUPPORTED

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ENTERPRISE PAYMENTS


Customer
1. Create 'Customer' in Passport
2. Open sub-accounts
3. Execute your workflow for funds movement
PASSPORT APIs
SUB ACCOUNTS
INVEST
SAVE
LOAN
Customer
CHECKING
FUTURE
Integrate with Existing Financial Solutions or with In-House Products
CORE BANKING
LENDING
CARD MANAGEMENT & PAYMENTS
MORE...

INNOVATIVE PAYMENT SOLUTIONS DONE WITH EASE...

★

Simple APIs to Solve Complex Workflows (Collect, Store & Send)

Simple Rest APIs that are powerful to design any complex funds movement workflow supported by nationwide MTLs

★

Single Virtual Ledger for Having One View of Customer

Eases reconciliation to allow 'closing your books daily or even more frequent'

Automated reconciliation so you build your workflow with confidence

★

Built for Future ...

Modular architecture allows for adding new payment rails quickly. Co-innovate with external ecosystems.

★

Time Tested & Improving Continuously

PRTH existing products utilize Passport and are thriving and stays at par with changing regulatory requirements

★

Talented & Matured Fintech Operations Resource Pool to Support Your Journey

PRIORITY VALUE PROPOSITION

PASSPORT PLATFORM SOLUTIONS

- Passport provides a simple and integrated banking and payments infrastructure for the merchants' ecosystem. It features banking service APIs and a complete, end-to-end solution to collect, store and send money at scale with full regulatory compliance.

- It provides an agile and a secure platform to onboard individual and business customers and supports them in conducting and managing financial transactions, using various major payment instruments such as ACH, Checks and Wires.

- The platform caters to the needs of individuals or businesses that look for a robust system supporting:

- Efficient and automated disbursement of funds
- Fee collection and split payment capabilities
- Virtual account setup and KYC
- Smooth ledgering and reconciliation
- Operations infrastructure for compliance, payments & customer support
- And much more

Priority is a payments powerhouse driving the convergence of payments and banking with a single platform to collect, store & send money

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P R IO R IT Y T E C H N O L O G Y H O L D IN G S 10 Revenue • SMB revenue key growth drivers included: ➢ Bankcard Volume of $15.403 billion increased $1.514 billion, or 10.9%, from $13.889 billion ➢ Bankcard Transactions of 164.9 million increased 13.6 million, or 9.0%, from 150.7 million ➢ Average Ticket of $93.72 increased $1.58, or 1.7%, from $92.14 • Average Merchant Count of 247.5K in second quarter 2022 grew 7.0% over second quarter 2021 • New monthly merchant boards averaged 4.5K during Q2 2022 ➢ Historically, new monthly boards average of 4,300 – 5,000 SMB Revenue of $142.5 million increased 18.5% from $120.3 million Second Quarter 2022 2021 Variance SMB Payments: Merchant bankcard processing dollar value 15,402.6$ 13,888.9$ 10.9% Merchant bankcard transaction volume 164.3 150.7 9.0% Average Ticket 93.72$ 92.14$ 1.7% (n millions except average ticket)

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 11 Revenue • B2B revenue key growth drivers included: ➢ CPX increased 56.3% to $2.5 million from $1.6 million driven by new customer additions, volume increases within existing customers ➢ Managed Services increased 16.7% to $2.8 million from $2.4 million, driven by higher program activity • Enterprise revenue key growth driver was the September 2021 acquisition of CFTPay (Finxera) B2B Revenue of $5.3 million increased 32.5% from $4.0 million Enterprise Revenue of $18.6 million increased $17.9 million from $0.7 million Revenue Growth by Segment (dollars in millions)

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 12 Gross Profit • SMB gross profit of $35.5 million increased 9.2% from $32.5 million in Q2 2021 • B2B gross profit of $3.2 million increased 28.0% from $2.5 million in Q2 2021 • Enterprise gross profit of $17.0 million increased $16.8 million from $0.2 million in Q2 2021 Gross Profit of $55.7 million increased 58.2% from $35.2 million Gross Profit Growth by Segment (dollars in millions)

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 13 Gross Profit Margin • SMB gross profit margin decline of 170 basis points was driven by mix related margin compression • Enterprise gross profit margin drove the overall margin expansion, significantly more than offsetting the SMB decline Gross Profit Margin of 33.5% increased 540 basis points from 28.1% Gross Profit Margin change by Segment

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 14 Other Operating Expenses • Salaries and Benefits of $15.8 million increased 51.9% from $10.4 million in Q2 2021 ➢ Driven by a 70% increase in headcount, primarily from the Q3 2021 acquisition of Finxera • SG&A of $9.3 million increased 38.8% from $6.7 million in Q2 2021 ➢ Acquisition related increase of $1.6 million and business growth related increase of $1.0 million ➢ Includes non recurring expenses of $1.7 million in Q2 2022 and $1.8 million in Q2 2021 • Depreciation & Amortization of $17.5 million increased $6.8 million from $10.7 million in Q2 2021 ➢ Growth driven by acquisitions Other Operating Expenses of $42.6 million increased 53.2% from $27.8 million Increase Primarily Driven by Acquisition and Business Growth (dollars in millions)

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 15 Operating Income • SMB operating income of $14.0 million decreased $0.4 million from $14.4 million in Q2 2021 ➢Increases of $1.7 million in Salaries, $1.2 million in SG&A and $0.6 million in Depreciation and Amortization o Headcount & SG&A increases are attributable to growth initiatives • B2B operating income of $0.7 million increased $0.7 million from $0.0 million in Q2 2021 • Enterprise operating income of $5.7 million increased $5.5 million from $0.2 million in Q2 2021 • Corporate expense of ($7.3) million increased $0.1 million from ($7.2) million in Q2 2021 Operating Income of $13.1 million increased 77.0% from $7.4 million Increase in Operating Income by Segment (dollars in millions)

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 2022 2021 Q2 Q2 Consolidated net income (loss) (GAAP) 0.3$ (9.5)$ Add: Interest expense 12.3 7.3 Add: Depreciation and amortization 17.5 10.7 Add: Income tax expense (benefit) 0.5 1.5 EBITDA (non-GAAP) 30.6 10.0 Further adjusted by: Add: Non-cash stock-based compensation 1.6 0.9 Add: Non-recurring expenses: - - Debt extinguishment and modification costs - 8.3 (Gain) on Investment - - Legal, professional, accounting and other SG&A 1.7 1.8 Adjusted EBITDA (non-GAAP) 33.9$ 21.0$ EBITDA Walk 16 Adjusted EBITDA Strong Adjusted EBITDA Growth in Q2 • Q2 2022 Adjusted EBITDA of $33.9 million increased 61.4% from $21.0 million in Q2 2021 (dollars in millions)

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 17 Interest Expense • Interest expense of $12.3 million increased $5.0 million from $7.3 million in Q2 2021 driven by higher comparative debt balances ➢ Total outstanding debt of $628.3 million at June 30, 2022 increased $298.3 million from $330.0 million at June 30, 2021 due to acquisition financing Components of Q2 2022 and 2021 Interest Expense 2022 2021 Second Quarter (dollars in Millions) 2022 2021 Cash Interest & Fees 10.8$ 6.1$ PIK Interest - 0.6 Amortization of OID & DIC 0.9 0.6 Other Interest Expense 0.6 - 12.3$ 7.3$

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 18 Outstanding Debt • Net Debt of $606.1 million declined $5.7 million from $611.8 million at March 31, 2022 • Total Debt of $628.3 million at June 30, 2022 included a $12.0 million temporary five day increase in Revolver borrowings during the last week of June ➢ Total Debt has subsequently been reduced to $613.8 million with the entire $14.5 million of outstanding Revolver borrowings having been repaid in July/August • Total Debt reduction of $34.7 million since Q3 2021 ➢ Scheduled amortization payments of $4.7 million, and ➢ Revolver repayments of $30.0 million Declining Debt Balances Debt Repayments (dollars in millions)

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 19 Senior Preferred Stock Walk Senior Preferred Stock of $220.0 million, Net of $21.9 million of Unaccreted Discounts and Issuance Costs • Second quarter dividends and accretion is as follows: (dollars in millions) 2nd Quarter (dollars in Thousands) 2022 Dividend: Payment in Kind 4,161$ Cash 3,571 7,732 Accretion 818 8,549$

DELIVERING UNIFIED COMMERCE SOLUTIONS

- Priority is a Payments Powerhouse AND Banking Business that Offers Clear Advantages for Businesses to Accelerate Cash Flow
- Scalable, Innovative Technology Platform – Low Capital Spending Needs
- Strong Revenue Growth & Significant Operating Leverage
- Diversified Payment Revenue Sources Balanced with Countercyclical and Early Cycle Assets – Well Positioned for Any Market Conditions
- Leadership Well Aligned with Shareholders – with Proven Track-Record Overcoming Challenges, Identifying Opportunities Ahead of Peers, and Driving Results

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